Exhibit 99.1

Report of Independent Accountants on Applying
Agreed-Upon Procedures

Prosper Marketplace, Inc.
221 Main St Ste 300
San Francisco, California 94105

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Prosper Marketplace, Inc. (the “Company” or “Issuer”, as the engaging party) and Goldman Sachs & Co. LLC, who are collectively referred to herein as the “Specified Parties”, solely to assist you in performing certain procedures relating to the accuracy of certain attributes of the collateral assets to be included in the securitization Prosper Marketplace Issuance Trust 2024-1 (the “Transaction”). The Company (the “Responsible Party”) is responsible for the accuracy of certain attributes of the collateral assets to be included in the Transaction.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 150 unsecured consumer loans (“Loans”), which the Specified Parties instructed us to select randomly from the pool of Loans which the Company represented were to be included as part of the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•
The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

PricewaterhouseCoopers LLP, 601 S Figueroa Street, Los Angeles, CA, 90017 T: (213) 356 6000, F: (813) 637 4444, www.pwc.com/us

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We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction offering documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;
•	The reasonableness of any of the assumptions provided by the Responsible Party; and
•	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire pool of Loans based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

The following definitions were adopted in presenting our procedures and findings:

●	The phrase “compared” refers to the comparison of one or more data elements to underlying documentation.

●	The phrase “Cut-off Date” refers to February 14, 2024

●
The phrase “Sample Loans” refers to a sample of 150 Loans, which were randomly selected by PwC from the Loan Data Tape (as defined below) provided by the Issuer. We make no representations as to the adequacy of the sample size nor do we draw any conclusions about the entire Loan Data Tape (as defined below) based on the sample size and results of the procedures performed.

I.	Data, Information, and Documents Provided

The Company provided the following data, information, and documents related to the Sample Loans:

●
The phrase “Loan Data Tape” refers to a detailed excel listing of 17,000 Loans provided to us, which management of the Issuer has represented as containing all Loans expected to be included in the Transaction and which includes certain attributes related to each Loan in the Transaction as of the Cut-off Date.

●
“Loan Contract”, which refers to a Borrower Promissory Note, Payment Reduction Modification Agreement, Due Date Modification Agreement, Truth in Lending Agreement, or any other file or collection of documentation in Issuer systems, which we were instructed to use by representatives of the Company in performing the procedures enumerated below. Our comparisons with respect to the Sample Loans were made using electronic versions of each Loan Contract.

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●	“Servicer System File”, which refers to an excel data file provided by the Issuer from their servicing system as of February 14, 2024.

II.	Procedures Performed

We performed the following agreed-upon procedures on the Sample Loans included in the Loan Data Tape and reported any findings therefrom. For the purposes of the procedures below, dollar amounts and percentages that differed only as a result of rounding were deemed to be in agreement. In the event that a document was not clear, data was missing, or there was a question about the information contained in the document relevant to performance of the agreed-upon procedures, we contacted a Company representative for clarification prior to reporting any exceptions.

A.
For each Sample Loan, we compared the following attributes specified in the table below (“Attributes”), as set forth in the Loan Data Tape, to the corresponding information contained in the document as identified in the “Source” column, and noted no exceptions.

#	Attribute	Field name on Loan Data Tape	Source
1	Loan Number	LoanNumber	Loan Contract
2	Origination Date	OriginationDate	Loan Contract
3	Original Principal Balance	LoanAmount	Loan Contract
4	Maturity Date	MaturityDate	Loan Contract
5	Loan Term	Term	Loan Contract
6	State of Residence	BorrowerState	Loan Contract
7	Borrower Rate	BorrowerRate	Servicer System File
8	Scheduled Monthly Payment Amount	SchMonthlypaymentNoteLevel	Servicer System File
9	Current Principal Balance	PrincipalBalance	Servicer System File
10	Age (months)	AgeInMonths	Servicer System File
11	Original FICO	DecisionCredScore	Servicer System File
12	Risk Grade	ProsperRating	Servicer System File
13	Number of Days Delinquent	DaysPastDue	Servicer System File
14	Annual Percentage Rate	BorrowerAPR	Truth in Lending Agreement on the Loan Contract

As instructed by the Company, with respect to Characteristic 4, differences of 31 days or less were deemed to be in agreement.

As instructed by the Company, with respect to Characteristic 14, differences of 0.01% or less were deemed to be in agreement.

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B.
For each Sample Loan, we observed the Loan Contract has been electronically signed by the borrower, and noted no exceptions. We make no comment as to the authenticity or validity of the signature as part of these procedures.

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This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

March 8, 2024